FORM 10-K              INDEX TO EXHIBITS          Page 82

Exhibit                                            Sequential
  No.     Description                              Page No.

* 2.1     Receivables Purchase Agreement dated
          as of August 11, 1992, between the
          Registrant and Delaware Funding
          Corporation filed as Exhibit 2.01 to
          the Registrant's report on Form 8-K
          dated August 13, 1992.

* 2.1(a)  Amendment to Receivables Purchase
          Agreement dated April 4, 1994, between
          the Registrant and Delaware Funding
          Corporation filed as Exhibit 2.1 to
          the Registrant's report on Form 8-K
          dated March 1, 1995.

* 2.1(b)  Amendment to Receivables Purchase
          Agreement dated June 7, 1994, between
          the Registrant and Delaware Funding
          Corporation filed as Exhibit 2.2 to
          the Registrant's report on Form 8-K
          dated March 1, 1995.

* 2.1(c)  Amendment to Receivables Purchase
          Agreement dated as of June 30, 1994,
          between the Registrant and Delaware
          Funding Corporation filed as Exhibit
          2.1 to the Registrant's report on
          Form 10-Q for the quarter ended
          July 3, 1994.

* 2.1(d)  Amendment to Receivables Purchase
          Agreement dated as of November 15, 1994, between the Registrant and Delaware
          Funding Corporation filed as Exhibit
          2.4 to the Registrant's report on
          Form 8-K dated March 1, 1995.

* 2.2(a)  Investment Agreement dated as of
          June 18, 1993, among Compania Industrial de Parras, S.A. de C.V., Sr. Rodolfo
          Garcia Muriel, and Cone Mills
          Corporation, with following exhibits
          thereto attached, filed as Exhibit 2.2(a) to Registrant's report on Form 10-Q for the quarter ended July 4, 1993:

FORM 10-K              INDEX TO EXHIBITS           Page 83

Exhibit                                            Sequential
  No.     Description                              Page No.

* 2.2(b)  Commercial Agreement dated as of June
          25, 1993, among Compania Industrial de
          Parras, S.A. de C.V., Cone Mills
          Corporation and Parras Cone de Mexico,
          S.A., filed as Exhibit 2.2(b) to
          Registrant's report on Form 10-Q for the quarter ended July 4, 1993.

* 2.2(c)  Guaranty Agreement dated as of June 25,
          1993, between Cone Mills Corporation and
          Compania Industrial de Parras, S.A. de
          C.V., filed as Exhibit 2.2(c) to
          Registrant's report on Form 10-Q for the quarter ended July 4, 1993.

* 2.2(d)  Joint Venture Agreement dated as of
          June 25, 1993, between Compania
          Industrial de Parras, S.A. de C.V., and
          Cone Mills (Mexico), S.A. de C.V. filed as
          Exhibit 2.2(d) to Registrant's report on Form 10-Q for the quarter ended
          July 4, 1993.

* 2.2(e)  Joint Venture Registration Rights
          Agreement dated as of June 25, 1993,
          among Parras Cone de Mexico, S.A.,
          Compania Industrial de Parras, S.A. de
          C.V. and Cone Mills (Mexico),
          S.A. de C.V. filed as Exhibit 2.2(e)
          to Registrant's report on Form 10-Q
          for the quarter ended July 4, 1993.

* 2.2(f)  Parras Registration Rights Agreement
          dated as of June 25, 1993, between Compania
          Industrial de Parras, S.A. de C.V. and
          Cone Mills Corporation filed as Exhibit
          2.2(f) to Registrant's report on Form 10-Q for the quarter ended July 4, 1993.

* 2.2(g)  Support Agreement dated as of June 25,
          1993, among Cone Mills Corporation, Sr.
          Rodolfo L. Garcia, Sr. Rodolfo Garcia
          Muriel and certain other person listed
          herein ("private stockholders") filed
          as Exhibit 2.2(g) to Registrant's
          report on Form 10-Q for the quarter
          ended July 4, 1993.

FORM 10-K              INDEX TO EXHIBITS           Page 84

Exhibit                                            Sequential
  No.     Description                              Page No.

* 2.3     Asset Purchase Agreement dated as
          of December 2, 1994 between the
          Registrant, Lancer Industries, Inc.
          and M.P.M. Transportation, Inc.,
          filed as Exhibit 2 to the Registrant's
          Current Report on Form 8-K dated
          December 2, 1994.

* 4.1     Restated Articles of Incorporation of
          the Registrant effective August 25, 1993, filed as Exhibit 4.1 to Registrant's report on Form 10-Q for the quarter ended
          October 3, 1993.

* 4.2     Amended and Restated Bylaws of Registrant,
          Effective June 18, 1992, filed as Exhibit
          3.5 to the Registrant's Registration
          Statement on Form S-1 (File No. 33-46907).

* 4.3 Note Agreement dated as of August 13, 1992, between Cone Mills Corporation and The
          Prudential Insurance Company of America, with form of 8% promissory note attached, filed as Exhibit 4.01 to the Registrant's report on Form 8-K dated August 13, 1992.

* 4.3(a) Letter Agreement dated September 11, 1992, amending the Note Agreement dated August 13,
          1992, between the Registrant and The
          Prudential Insurance Company of America
          filed as Exhibit 4.2 to the Registrant's report on Form 8-K dated March 1, 1995.

* 4.3(b)  Letter Agreement dated July 19, 1993,
          amending the Note Agreement dated
          August 13, 1992, between the Registrant
          and The Prudential Insurance Company of
          America filed as Exhibit 4.3 to the
          Registrant's report on Form 8-K dated
          March 1, 1995.

* 4.3(c)  Letter Agreement dated June 30, 1994,
          amending the Note Agreement dated
          August 13, 1992, between the Registrant
          and The Prudential Insurance Company of
          America filed as Exhibit 4.4 to the
          Registrant's report on Form 8-K dated
          March 1, 1995.

FORM 10-K              INDEX TO EXHIBITS           Page 85

Exhibit                                            Sequential
  No.     Description                              Page No.

* 4.3(d) Letter Agreement dated November 14, 1994, amending the Note Agreement dated
          August 13, 1992, between the Registrant
          and The Prudential Insurance Company of
          America filed as Exhibit 4.5 to the
          Registrant's report on Form 8-K dated
          March 1, 1995.

* 4.4     Credit Agreement dated as of August 13,
          1992, among Cone Mills Corporation,
          the banks listed therein and Morgan
          Guaranty Trust Company of New York,
          as Agent, with form of note attached
          filed as Exhibit 4.02 to the Registrant's report on Form 8-K dated August 13, 1992.

* 4.4(a)  Amended and Restated Credit Agreement
          dated November 18, 1994, among the
          Registrant, various banks and Morgan
          Guaranty Trust Company of New York,
          as Agent, filed as Exhibit 4.1
          to the Registrant's report on Form 8-K
          dated March 1, 1995.

* 4.5     Specimen Class A Preferred Stock
          Certificate, filed as Exhibit 4.5
          to the Registrant's Registration
          Statement on Form S-1(File No. 33-46907).

* 4.6     Specimen Common Stock Certificate,
          effective June 18, 1992, filed as
          Exhibit 4.7 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-46907).

* 4.7     Registration rights agreement dated
          as of March 30, 1992, among the
          Registrant and the shareholders listed
          therein, filed as Exhibit 4.8 to the
          Registrant's Registration Statement on
          Form S-1 (File No. 33-46907).

  4.8     The 401(k) Program of Cone Mills
          Corporation, amended and restated
          effective December 1, 1994.                    89

FORM 10-K              INDEX TO EXHIBITS           Page 86

Exhibit                                            Sequential
  No.     Description                              Page No.

  4.9     Cone Mills Corporation 1983 ESOP as
          amended and restated effective
          December 1, 1994.                             201

* 4.10    Indenture dated as of February 14,
          1995, between Cone Mills Corporation
          and Wachovia Bank of North Carolina,
          N.A. as Trustee, filed as Exhibit 4.1
          to Registrant's Registration Statement
          on Form S-3 (File No. 33-57713)

  4.11    Form of 8 1/8% Debenture in aggregate
          principal amount of $100,000,000 due
          March 15, 2005.                               288

 Management contract or compensatory plan or arrangement
 (Exhibits 10.1 - 10.13)

 10.1     Employees' Retirement Plan of Cone Mills
          Corporation as amended and restated
          effective December 1, 1994.                   293

*10.2     Supplemental Executive Retirement Plan
          of Registrant filed as Exhibit 10.5 to
          the Registrant's Registration
          Statement on Form S-1
          (File No. 33-28040).

*10.3     Excess Benefit Plan of Registrant filed
          as Exhibit 10.6 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-28040).

*10.4     1984 Stock Option Plan of Registrant
          filed as Exhibit 10.7 to the Registrant's
          Registration Statement on Form S-1
          (File No. 33-28040).

*10.5     Form of Nonqualified Stock Option
          Agreement under 1984 Stock Option Plan
          of Registrant filed as Exhibit 10.8 to
          the Registrant's Registration Statement
          on Form S-1 (File No. 33-28040).

*10.6 Form of Incentive Stock Option Agreement under 1984 Stock Option Plan of
          Registrant filed as Exhibit 10.9 to the
          Registrant's Registration Statement on
          Form S-1 (File No. 33-28040).

FORM 10-K              INDEX TO EXHIBITS           Page 87

Exhibit                                            Sequential
  No.     Description                              Page No.


*10.7     1992 Stock Option Plan of Registrant
          filed as Exhibit 10.9 to the Registrant's
          Report on Form 10-K for the year ended
          December 29, 1991.

*10.8 Form of Incentive Stock Option Agreement under 1992 Stock Option Plan filed as
          Exhibit 10.10 to the Registrant's report on Form 10-K for the year ended
          January 3, 1993.

*10.9     1994 Stock Option Plan for Non-
          Employee Directors of Registrant filed
          as Exhibit 10.9 to Registrant's report
          on Form 10-K for the year ended
          January 2, 1994.

*10.10    Form of Non-Qualified Stock Option
          Agreement under 1994 Stock Option
          Plan for Non-Employee Directors of
          Registrant filed as Exhibit 10.10 to
          Registrant's report on Form 10-K for
          the year ended January 2, 1994.

*10.11    Management Incentive Plan of the
          Registrant filed as Exhibit 10.11(b) to
          Registrant's report on Form 10-K for the year ended January 3, 1993.

 10.12    Consulting Agreement between Dewey L.
          Trogdon and the Registrant dated
          November 10, 1994.                            393

*10.13 Form of Agreement between the Registrant and Levi Strauss dated as of March 30, 1992, filed as Exhibit 10.14 to the Registrant's Registration Statement on
          Form S-1 (File No. 33-46907).

*10.14    First Amendment to Supply Agreement
          dated as of April 15, 1992, between the
          Registrant and Levi Strauss dated as of
          March 30, 1992, filed as Exhibit 10.15
          to Registrant's Registration Statement
          on Form S-1 (No. 33-46907).

FORM 10-K              INDEX TO EXHIBITS           Page 88

Exhibit                                            Sequential
  No.     Description                              Page No.


 10.15    Underwriting Agreement dated March 8,
          1995 between the Registrant and J. P.
          Morgan Securities, Inc., NationsBanc
          Capital Markets, Inc. and Prudential
          Securities Incorporated.                      396

 21       Subsidiaries of the Registrant.               424

 23.l     Consent of McGladrey & Pullen,
          independent auditor, with respect to
          the incorporation by reference in the
          Registrant's Registration Statements
          on Form S-8 (Nos. 33-31977; 33-31979;
          33-51951; 33-51953; 33-67800 and 33-53705)
          of their reports on the consolidated
          financial statements and schedules
          included in this Annual Report on
          Form 10-K.                                    425

 23.2     Consent of McGladrey & Pullen,
          independent auditor, with respect to
          the incorporation by reference in the
          Registrant's Registration Statements
          on Form S-8 (Nos. 33-31979 and 33-51951)
          of their report on the financial
          statements included in the Form 11-K
          Annual Report of Cone Mills Corporation
          Employee Equity Plan (to be filed by
          amendment).

 27       Financial Data Schedule                       426

 99       Form 11-K Annual Report of Cone Mills
          Corporation Employee Equity Plan
          (to be filed by amendment).


* Incorporated by reference to the statement or report indicated.